UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2013

Bluerock Multifamily Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54946	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On August 5, 2013, Bluerock Multifamily Growth REIT, Inc. (the “Company”) held its annual meeting of stockholders at its New York headquarters, 712 Fifth Avenue, 9th Floor, New York, NY 10019. The matter submitted to the stockholders for a vote was the election of five directors to hold office until the next annual meeting of the stockholders and until their successors are elected and qualified.

The nominees submitted for election as directors were R. Ramin Kamfar, James G. Babb, III, Brian D. Bailey, I. Bobby Majumder, and Romano Tio. The number of votes cast for and votes withheld for each of the director nominees was as follows:

Name	For	Withheld
R. Ramin Kamfar	1,289,782	13,909
James G. Babb, III	1,292,621	11,070
Brain D. Bailey	1,292,621	11,070
I. Bobby Majumder	1,292,621	11,070
Romano Tio	1,289,621	14,070

All of the nominees were elected to serve as directors until the next annual meeting of the stockholders and until their successors are duly elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK MULTIFAMILY growth reit, INC.

Dated: August 9, 2013	By:	/s/ Jordan Ruddy
Jordan Ruddy
President and Chief Operating Officer